Exhibit 99.1

Contact: Jerald L. Shaw, President and Chief Executive Officer Terri L. Degner, EVP and Chief Financial Officer Anchor Bancorp (360) 491-2250

ANCHOR BANCORP ANNOUNCES RETIREMENT OF DIRECTOR WILLIAM K. FOSTER

Lacey, WA (February 3, 2016) - Anchor Bancorp (NASDAQ - ANCB) (the “Company”), the holding company for Anchor Bank (“Bank”), today announced William K. Foster will retire as a director effective February 8, 2016.  Mr. Foster has served as a Director of the Company since its formation in 2008 and has served as a Director of the Bank since 1990.

Robert D. Ruecker, the Company’s Chairman of the Board, stated, “Will’s dedicated service as a Board member and commitment to the Company and the Bank during his years of service has been outstanding and we want to express our sincere appreciation to him for the leadership and direction he provided the Company and the Bank.  The management, Board, employees, and shareholders are grateful to him for his many contributions to the Company and the Bank and we wish him well in his retirement.”

About the Company
Anchor Bancorp is headquartered in Lacey, Washington and is the parent company of Anchor Bank, a community-based savings bank primarily serving Western Washington through its 11 full-service banking offices (including one Wal-Mart in-store location) within Grays Harbor, Thurston, Lewis, Pierce and Mason counties, Washington. The Company's common stock is traded on the NASDAQ Global Market under the symbol "ANCB" and is included in the Russell 2000 Index. For more information, visit the Company's web site www.anchornetbank.com.

Forward-Looking Statements:

Certain matters discussed in this press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among other things, expectations of the business environment in which we operate, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding our mission and vision. These forward-looking statements are based upon current management expectations and may, therefore, involve risks and uncertainties. Our actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward-looking statements as a result of a wide variety or range of factors including, but not limited to: increased competitive pressures; changes in the interest rate environment; the credit risks of lending activities, including changes in the level and trend of loan delinquencies and write-offs that may be impacted by deterioration in the housing and commercial real estate markets and may lead to increased losses and nonperforming assets in our loan portfolio, and may result in our allowance for loan losses not being adequate to cover actual losses, and require us to materially increase our reserves; changes in general economic conditions and conditions within the securities markets; legislative and regulatory changes; results of examinations of us by the Federal Reserve Bank of San Francisco and our bank subsidiary by the Federal Deposit Insurance Corporation (“FDIC”), the Washington State Department of Financial Institutions, Division of Banks (“Washington DFI”) or other regulatory authorities, including the possibility that any such regulatory authority may, among other things, take actions or require us to increase our reserve for loan losses, write-down the value of assets, change our regulatory capital position or restrict our ability to borrow funds or maintain or increase deposits, which could adversely affect our liquidity and earnings and other factors described in the Company’s latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission-which are available on our website at www.anchornetbank.com and on the SEC’s website at www.sec.gov. Any of the forward-looking statements that we make in this Press Release and in the other public statements we make may turn out to be wrong because of the inaccurate assumptions we might make, because of the factors illustrated above or because of other factors that we cannot foresee. Because of these and other uncertainties, our actual future results may be materially different from those expressed or implied in any forward-looking statements made by or on our behalf and the Company's operating and stock price performance may be negatively affected. Therefore, these factors should be considered in

Anchor Bancorp
February 3, 2016

evaluating the forward-looking statements, and undue reliance should not be placed on such statements. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.  These risks could cause our actual results for fiscal 2016 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of us, and could negatively affect the Company’s operations and stock price performance.